UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 22, 2011

Date of Report (Date of earliest event reported)

Medytox Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54346

(Commission File Number)

54-2156042

(IRS Employer Identification No.)

400 S. Australian Ave., Suite 800, West Palm Beach, Florida 33401

(Address of Principal Executive Offices and Zip Code)

(561) 855-1626

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]       Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

                (17 CFR 240.14a-12)

[__]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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EXPLANATORY NOTE

                The sole purpose for this amendment to the Company’s Current Report on Form 8-K that was originally filed on November 7, 2011 is to add the Exhibit 16 letter from the Company’s former certifying accountant.

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Section 4 Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(1) Previous Independent Auditors:

a.    Our independent auditor, Mr. Malcolm L. Pollard (“Pollard”) of Malcolm L. Pollard, Inc. has resigned due to his retirement from his accounting practice on October 31, 2011 and advised us on October 15, 2011 that he would not provide any further audit services to our company. Mr. Pollard’s report on the financial statements for the year ended December 31, 2010 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except to include an explanatory paragraph expressing substantial doubt as to the Company’s ability to continue as a going concern.

b.    Through the period covering the financial audits for December 31, 2009 and 2010 and any subsequent interim period through the date of retirement, there have been no disagreements with Pollard on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Pollard would have caused him to make reference thereto in his report on the financial statements. Pollard’s report on the financial statements for the year ended December 31, 2010 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

c.     During the most recent review periods, subsequent to December 31, 2010, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K.

d.    We have requested that Pollard furnish us with a letter addressed to the SEC stating whether or not he agrees with the above statements.  Mr. Pollard’s letter is filed herewith as Exhibit 16.

(2) New Independent Accountants:

a.    Subsequent to Pollard’s retirement on October 31, 2011, we solicited the services of Peter Messineo, CPA, to serve as our independent registered auditor. We engaged Peter Messineo, CPA, of Palm Harbor, Florida, as our new independent registered auditor on November 1, 2011.

b.    Prior to November 1, 2011, we did not consult with Peter Messineo, CPA regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Peter Messineo, CPA or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-B, respectively).

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                MEDYTOX SOLUTIONS, INC.

DATED:  November 22, 2011.                            By:          /s/:  William G. Forhan

                                                                                William G. Forhan, CEO, CFO and Chairman,

                                                                                (Principal Executive Officer)

                                                                                (Principal Financial and Accounting Officer)

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